UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) October 6, 2006

                          NATIONAL R.V. HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                    001-12085                33-0371079
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(State or other jurisdiction    (Commission File No.)      (I.R.S. Employer
 of incorporation)                                          Identification No.)

                            3411 N. PERRIS BOULEVARD
                            PERRIS, CALIFORNIA 92571
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (951) 943-6007
                                                           ---------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING

On October 11, 2006, National R.V. Holdings, Inc. (the "Company") announced that it intended to move the listing of its common stock to the NYSE Arca exchange ("NYSE Arca"). The Company's ticker symbol, NVH, will not change. The Company's common stock is scheduled to begin trading on NYSE Arca on Friday, October 13, 2006. The Company's Board of Directors approved the filing of an application to move the listing of its Common Stock to NYSE Arca on October 6, 2006. A copy of the Company's press release dated October 11, 2006 is filed as Exhibit 99.1 hereto and incorporated herein by reference.

As originally reported in the Company's Form 8-K dated November 2, 2005, the Company no longer met the market capitalization and stockholders' equity continued listing criteria of the New York Stock Exchange (the "NYSE"). Because the Company was unable to regain compliance with such listing criteria, the Company made an application to move its listing to NYSE Arca. In connection with the foregoing, the Company received a letter from the NYSE on October 12, 2006 which specifies that an application had been submitted to the SEC to delist the common stock from the NYSE and that the Company's listing on the NYSE would be suspended on Friday, October 13, 2006, at which time the Company's common stock would begin trading on NYSE Arca.


ITEM 9.01(C).  FINANCIAL STATEMENTS AND EXHIBITS

99.1     Press release of the Company dated October 11, 2006.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                             NATIONAL R.V. HOLDINGS, INC.



                                          By:   /s/ Thomas J. Martini
                                              -------------------------------
                                                   Thomas J. Martini
                                                  Chief Financial Officer



Date:  October 12, 2006


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